Exhibit 99.2

Supplemental Analyst Package Fourth Quarter 2009 Earnings Call February 17, 2010

Table of Contents Financial Highlights 1 Consolidated Balance Sheets   2 Consolidated Statements of Operations  3 Consolidated Statements of Funds from Operations  4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure   7 Portfolio Overview  8 2010/2011 Leasing Status - Summary  9 2010/2011 Leasing Status - By Property  10 Owned Development Update  13 Third-party Development Update  14 Management Services Update   15 Investor Information   16

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended December 31,				Year Ended December 31,			
	2009	2008	$ Change	% Change	2009	2008	$ Change	% Change
Operating Data								
Total revenues	$ 82,761	$ 77,435	$ 5,326	6.9%	$ 309,590	$ 233,579	$ 76,011	32.5%
Operating income	25,270	15,233	10,037		65,912	39,976	25,936	
Net loss	(2,003)	(3,420)	1,417		(12,840)	(13,055)	215	
Net loss per share - basic and diluted	(0.04)	(0.08)			(0.28)	(0.36)		
FFO	25,796	16,821	8,975		75,031	44,772	30,259	
FFO per share - diluted	0.48	0.38			1.49	1.16		
FFOM	23,226	15,008	8,218		71,559	43,183	28,376	
FFOM per share - diluted	0.43	0.34			1.42	1.12		

Operating Statistics	December 31, 2009	December 31, 2008
Debt to total market capitalization [(1)]	43.0%	57.1%
Interest coverage [(2)]	2.35	2.06

(1) Excludes debt related to our on-campus participating properties of $84.1 million and $86.3 million as of December 31, 2009 and December 31, 2008, respectively, as well as net unamortized debt discounts of $4.7 million at both December 31, 2009 and December 31, 2008. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $33.0 million and $34.3 million as of December 31, 2009 and December 31, 2008, respectively.

(2) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

1

Consolidated Balance Sheets

(dollars in thousands)

		December 31, 2009 (unaudited)		December 31, 2008
Assets				
Investments in real estate:				
Wholly-owned properties, net	$	2,014,970	$	1,986,833
On-campus participating properties, net		65,690		69,302
Investments in real estate, net		2,080,660		2,056,135
Cash and cash equivalents		66,093		25,600
Restricted cash		29,899		32,558
Student contracts receivable, net		5,381		5,185
Other assets		52,948		64,431
Total assets	**$**	**2,234,981**	**$**	**2,183,909**
Liabilities and equity				
Liabilities:				
Secured mortgage, construction and bond debt	$	1,029,455	$	1,162,221
Senior secured term loan		100,000		100,000
Secured revolving credit facility		-		14,700
Secured agency facility		94,000		-
Accounts payable and accrued expenses		26,543		35,440
Other liabilities		45,487		56,052
Total liabilities		1,295,485		1,368,413
Redeemable noncontrolling interests		36,722		26,286
Equity:				
American Campus Communities, Inc. and Subsidiaries stockholders' equity:				
Common stock		521		423
Additional paid in capital		1,092,030		901,641
Accumulated earnings and distributions		(189,165)		(111,828)
Accumulated other comprehensive loss		(4,356)		(5,117)
Total American Campus Communities, Inc. and Subsidiaries stockholders' equity		899,030		785,119
Noncontrolling interests		3,744		4,091
Total equity		902,774		789,210
Total liabilities and equity	**$**	**2,234,981**	**$**	**2,183,909**

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2

Consolidated Statements of Operations
(dollars in thousands, except share and per share data)

	Three Months Ended December 31,			Year Ended December 31,		
	2009	2008	$ Change	2009	2008	$ Change
Revenues:	(Unaudited)			(Unaudited)		
Wholly-owned properties	$ 71,345	$ 66,042	$ 5,303	$ 271,938	$ 194,701	$ 77,237
On-campus participating properties	7,498	7,049	449	22,727	22,042	685
Third-party development services	1,317	1,024	293	5,015	7,922	(2,907)
Third-party management services	2,219	2,393	(174)	8,795	6,578	2,217
Resident services	382	927	(545)	1,115	2,336	(1,221)
Total revenues	**82,761**	**77,435**	**5,326**	**309,590**	**233,579**	**76,011**
Operating expenses:						
Wholly-owned properties	30,845	32,881	(2,036)	132,965	101,804	31,161
On-campus participating properties	2,697	2,703	(6)	10,200	10,771	(571)
Third-party development and management services	2,621	3,410	(789)	11,250	11,123	127
General and administrative	2,711	2,712	(1)	10,955	11,274	(319)
Depreciation and amortization	17,988	19,953	(1,965)	76,201	56,853	19,348
Ground/facility leases	629	543	86	2,107	1,778	329
Total operating expenses	**57,491**	**62,202**	**(4,711)**	**243,678**	**193,603**	**50,075**
Operating income	**25,270**	**15,233**	**10,037**	**65,912**	**39,976**	**25,936**
Nonoperating income and (expenses):						
Interest income	19	83	(64)	120	1,131	(1,011)
Interest expense	(16,350)	(17,060)	710	(62,747)	(49,497)	(13,250)
Amortization of deferred financing costs	(1,049)	(976)	(73)	(3,466)	(2,563)	(903)
Loss from unconsolidated joint ventures	(129)	(438)	309	(2,073)	(1,619)	(454)
Other nonoperating income	-	-	-	402	486	(84)
Total nonoperating expenses	**(17,509)**	**(18,391)**	**882**	**(67,764)**	**(52,062)**	**(15,702)**
Income (loss) before income taxes and discontinued operations	7,761	(3,158)	10,919	(1,852)	(12,086)	10,234
Income tax provision	(135)	(127)	(8)	(540)	(388)	(152)
Income (loss) from continuing operations	7,626	(3,285)	10,911	(2,392)	(12,474)	10,082
Discontinued operations:						
Loss attributable to discontinued operations	(193)	(97)	(96)	(710)	(345)	(365)
Loss from disposition of real estate	(9,358)	-	(9,358)	(9,358)	-	(9,358)
Total discontinued operations	(9,551)	(97)	(9,454)	(10,068)	(345)	(9,723)
Net loss	(1,925)	(3,382)	1,457	(12,460)	(12,819)	359
Income attributable to noncontrolling interests	(78)	(38)	(40)	(380)	(236)	(144)
Net loss attributable to American Campus Communities, Inc. and Subsidiaries	**$ (2,003)**	**$ (3,420)**	**$ 1,417**	**$ (12,840)**	**$ (13,055)**	**$ 215**
Net loss per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders:						
Basic and diluted	$ (0.04)	$ (0.08)		$ (0.28)	$ (0.36)	
Weighted-average common shares outstanding:						
Basic and diluted	52,208,834	42,333,748		48,706,480	36,947,656	

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3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended December 31,			Year Ended December 31,		
	2009	2008	$ Change	2009	2008	$ Change
Net loss attributable to American Campus Communities, Inc. and Subsidiaries	$ (2,003)	$ (3,420)	$ 1,417	$ (12,840)	$ (13,055)	$ 215
Noncontrolling interests	78	38	40	380	236	144
Loss from disposition of real estate	9,358	-	9,358	9,358	-	9,358
Loss from unconsolidated joint ventures	129	438	(309)	2,073	1,619	454
FFO from unconsolidated joint ventures [1]	401	(132)	533	246	(487)	733
Real estate related depreciation and amortization	17,833	19,897	(2,064)	75,814	56,459	19,355
Funds from operations ("FFO")	**25,796**	**16,821**	**8,975**	**75,031**	**44,772**	**30,259**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net income from on-campus participating properties	(1,905)	(1,555)	(350)	(1,319)	(101)	(1,218)
Amortization of investment in on-campus participating properties	(1,081)	(1,092)	11	(4,350)	(4,322)	(28)
FFO from Hampton Roads unconsolidated joint venture [2]	(288)	232	(520)	(288)	419	(707)
	22,522	14,406	8,116	69,074	40,768	28,306
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [3]	371	292	79	979	1,409	(430)
Management fees	333	310	23	1,042	1,006	36
Impact of on-campus participating properties	704	602	102	2,021	2,415	(394)
Elimination of our share of impairment charges recorded for unconsolidated joint ventures: [4]	-	-	-	464	-	464
Funds from operations – modified ("FFOM")	**$ 23,226**	**$ 15,008**	**$ 8,218**	**$ 71,559**	**$ 43,183**	**$ 28,376**
FFO per share - diluted	**$ 0.48**	**$ 0.38**		**$ 1.49**	**$ 1.16**	
FFOM per share - diluted	**$ 0.43**	**$ 0.34**		**$ 1.42**	**$ 1.12**	
Weighted average common shares outstanding - diluted	53,979,151	43,860,124		50,451,767	38,595,230	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three months and year ended December 31, 2009, ACC's 10% share of the FFO of the Fidelity Joint Ventures, including impairment charges recorded in the third quarter 2009, was $0.1 million and negative $42,000, respectively. For the three months and year ended December 31, 2009, ACC's 10% share of the net operating income of the Fidelity Joint Ventures was $0.7 million and $2.6 million, respectively.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date period and amounts accrued for the interim periods.

(4) Represents our share of impairment charges recorded in the third quarter 2009 for two properties owned through our unconsolidated Fidelity Joint Ventures.

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4

Wholly-Owned Property Results of Operations

(dollars in thousands)

	Three Months Ended December 31,				Year Ended December 31,			
	2009	2008	$ Change	% Change	2009	2008	$ Change	% Change
Wholly-owned property revenues								
Same store properties [1]	$ 68,169	$ 66,969	$ 1,200	1.8% [2]	$ 130,479	$ 128,227	$ 2,252	1.8%
New properties - GMH [3]	-	-	-		115,147	59,507	55,640	
New properties - other	3,558	-	3,558		27,427	9,303	18,124	
Total revenues [4]	$ 71,727	$ 66,969	$ 4,758	7.1%	$ 273,053	$ 197,037	$ 76,016	38.6%
Wholly-owned property operating expenses								
Same store properties [1]	$ 30,205	$ 32,881	$ (2,676)	-8.1%	$ 61,240	$ 60,095	$ 1,145	1.9% [5]
New properties - GMH [3]	-	-	-		62,853	38,270	24,583	
New properties - other	640	-	640		8,872	3,439	5,433	
Total operating expenses	$ 30,845	$ 32,881	$ (2,036)	-6.2%	$ 132,965	$ 101,804	$ 31,161	30.6%
Wholly-owned property net operating income								
Same store properties [1]	$ 37,964	$ 34,088	$ 3,876	11.4%	$ 69,239	$ 68,132	$ 1,107	1.6% [5]
New properties - GMH [3]	-	-	-		52,294	21,237	31,057	
New properties - other	2,918	-	2,918		18,555	5,864	12,691	
Total net operating income	$ 40,882	$ 34,088	$ 6,794	19.9%	$ 140,088	$ 95,233	$ 44,855	47.1%

(1) The same store property grouping for the three months ended December 31, 2009 includes the GMH portfolio as well as properties purchased in the first quarter 2008. The same store property grouping for the year ended December 31, 2009 excludes these properties, as well as properties that completed development and opened for occupancy during the three months ended September 30, 2009 and 2008.

(2) Same store wholly-owned property revenues increased by 1.8% over the 2008 fourth quarter, primarily as a result of student rental revenue increasing 3.2% and a reduction in other revenues of approximately 16.2% related to the GMH integration and strategic product repositioning.

(3) Excludes Riverside Estates, which was sold on December 31, 2009 and is classified within discontinued operations on the accompanying consolidated statements of operations.

(4) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

(5) Excluding hurricane charges incurred during the three months ended September 30, 2008, same store wholly-owned operating expenses would have increased by 2.6% and NOI would have increased by 1.0%.

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5

Seasonality of Operations

(dollars in thousands, except per bed amounts)

	Three Months Ended				
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Total/Weighted Average
Same store properties [1]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 532	$ 523	$ 514	$ 536	$ 526
Other income per occupied bed per month [2]	34	42	63	35	43
Total revenue per occupied bed	**$ 566**	**$ 565**	**$ 577**	**$ 571**	**$ 569**
Average number of owned beds	20,000	20,000	20,000	20,000	20,000
Average physical occupancy	96.6%	93.7%	94.9%	96.6%	95.5%
Total revenue	$ 32,773	$ 31,789	$ 32,860	$ 33,057	$ 130,479
Property operating expenses	14,282	15,310	17,767	13,881	61,240
Net operating income	$ 18,491	$ 16,479	$ 15,093	$ 19,176	$ 69,239
Operating margin	*56.4%*	*51.8%*	*45.9%*	*58.0%*	*53.1%*
New properties (legacy)					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 541	$ 542	$ 590	$ 621	$ 580
Other income per occupied bed per month [2]	58	62	70	37	55
Total revenue per occupied bed	**$ 599**	**$ 604**	**$ 660**	**$ 658**	**$ 635**
Average number of owned beds	3,107	3,107	3,968	4,828	3,752
Average physical occupancy	97.7%	97.5%	95.1%	94.5%	96.0%
Total revenue	$ 5,454	$ 5,488	$ 7,476	$ 9,009	$ 27,427
Property operating expenses	1,718	1,759	2,592	2,803	8,872
Net operating income	$ 3,736	$ 3,729	$ 4,884	$ 6,206	$ 18,555
Operating margin	*68.5%*	*67.9%*	*65.3%*	*68.9%*	*67.7%*
New properties (GMH) [3]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 438	$ 445	$ 437	$ 431	$ 438
Other income per occupied bed per month [2]	32	29	32	22	29
Total revenue per occupied bed	**$ 470**	**$ 474**	**$ 469**	**$ 453**	**$ 467**
Average number of owned beds	22,771	22,771	22,771	22,771	22,771
Average physical occupancy	88.7%	87.0%	90.1%	95.8%	90.4%
Total revenue	$ 28,459	$ 28,191	$ 28,836	$ 29,661	$ 115,147
Property operating expenses	15,132	15,417	18,143	14,161	62,853
Net operating income	$ 13,327	$ 12,774	$ 10,693	$ 15,500	$ 52,294
Operating margin	*46.8%*	*45.3%*	*37.1%*	*52.3%*	*45.4%*
ALL PROPERTIES [3]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 488	$ 487	$ 484	$ 494	$ 489
Other income per occupied bed per month [2]	34	38	49	29	37
Total revenue per occupied bed	**$ 522**	**$ 525**	**$ 533**	**$ 523**	**$ 526**
Average number of owned beds	45,878	45,878	46,739	47,599	46,523
Average physical occupancy	92.8%	90.6%	92.6%	96.0%	93.0%
Total revenue	$ 66,686	$ 65,468	$ 69,172	$ 71,727	$ 273,053
Property operating expenses	31,132	32,486	38,502	30,845	132,965
Net operating income	$ 35,554	$ 32,982	$ 30,670	$ 40,882	$ 140,088
Operating margin	*53.3%*	*50.4%*	*44.3%*	*57.0%*	*51.3%*

[1] Includes all properties owned during the full year ended December 31, 2008.

[2] Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

[3] Excludes Riverside Estates, which was sold on December 31, 2009.

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6

Capital Structure as of December 31, 2009 (dollars in thousands)
7

Portfolio Overview as of December 31, 2009

Summary

Property Type	Units	Beds	Physical Occupancy at December 31, 2009	2008
Same Store Wholly-owned Properties - Total	14,543	45,878	96.0%	92.2%
Same Store Wholly-owned Properties (ACC)	7,267	23,107	96.2%	96.4%
Same Store Wholly-owned Properties (GMH) (1)	7,276	22,771	95.8%	87.8%
New Wholly-owned Property (2)	602	1,721	95.5%	N/A
Wholly Owned Properties - Total	15,145	47,599	96.0%	92.2% (3)
On-campus Participating Properties	1,863	4,519	98.1%	94.7%
Joint Venture Properties (4)	3,390	11,271	90.1%	89.3%

(1) Reflects the sale of Riverside Estates on December 31, 2009.

(2) Represents Barrett Honors College at Arizona State University, an American Campus Equity ("ACE™") project which completed construction and opened for occupancy in August 2009.

(3) Excludes Barrett Honors College, which was under construction as of December 31, 2008.

(4) Includes 20 properties owned in two joint ventures with Fidelity, of which we own a 10% interest. Reflects the sale of Commons on Oak Tree on November 24, 2009.

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8

2010/2011 Leasing Status

Wholly-owned Properties - Summary

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**23,515**	**49.9%**	**22,666**	**48.2%** [4]	**47,144** [4]	**47,679** [4]	**95.9%** [4]
Legacy Properties	12,091	49.2%	12,595	51.3%	24,556	24,828	96.2%
GMH Properties (Acquired June 2008) [5]	11,424	50.6%	10,071	44.7% [4]	22,588 [4]	22,851 [4]	95.5% [4]

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**21,009**	**44.6%**	**21,251**	**45.2%** [4]	**47,144** [4]	**47,679** [4]	**95.9%** [4]
Legacy Properties	10,175	41.4%	11,615	47.3%	24,556	24,828	96.2%
GMH Properties (Acquired June 2008) [5]	10,834	48.0%	9,636	42.8% [4]	22,588 [4]	22,851 [4]	95.5% [4]

(1) As of February 12, 2010 for current year and February 13, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Rentable beds and design beds include an additional 80 beds at one property that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

(5) Excludes Riverside Estates, which was sold on December 31, 2009.

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9

2010/2011 Leasing Status

Properties with Projected Rental Rate Growth Above 3%

		Current Year		Prior Year						
		Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates										
1.	Pirates Place-Greenville, NC	80	15.2%	54	10.2%	528	528	82.6%	19.2%	19.2%
2.	University Manor-Greenville, NC	345	58.1%	259	43.6%	594	600	99.3%	6.1%	6.3%
3.	University Crossings-Philadelphia, PA	953	95.3%	979	97.9%	1,000	1,016	99.1%	3.9%	4.7%
4.	The Enclave-Bowling Green, OH	177	36.9%	210	43.8%	480	480	99.2%	4.4%	4.4%
5.	The Highlands-Reno, NV	113	15.7%	75	10.4%	720	732	99.0%	4.0%	4.4%
6.	University Village at Boulder Creek-Boulder, CO	285	95.3%	292	97.7%	299	309	98.7%	4.1%	4.3%
7.	University Mills-Cedar Falls, IA	395	82.1%	290	60.3%	481	481	98.8%	3.5%	4.3%
8.	University Meadows-Mt. Pleasant, MI	586	96.5%	482	79.4%	607	616	97.4%	3.9%	4.2%
9.	Pirates Cove-Greenville, NC	411	39.5%	200	19.2%	1,041	1,056	95.9%	4.2%	4.2%
10.	The Callaway House-College Station, TX	386	73.2%	446	84.6%	527	538	103.5%	3.9%	3.9%
11.	University Trails-Lubbock, TX	417	61.8%	470	69.6%	675	684	97.4%	3.7%	3.9%
12.	Callaway Villas-College Station, TX	191	27.6%	199	28.8%	692	704	84.1%	3.8%	3.8%
13.	Brookstone Village-Wilmington, NC	55	23.7%	34	14.7%	232	238	99.2%	3.5%	3.7%
14.	Abbott Place-East Lansing, MI	490	76.6%	313	48.9%	640	654	99.4%	3.1%	3.6%
15.	Campus Corner-Bloomington, IN	490	62.4%	368	46.9%	785	796	96.5%	2.3%	3.6%
16.	The Outpost-San Antonio, TX	376	45.4%	375	45.3%	828	828	99.9%	3.6%	3.5%
17.	The Outpost-San Marcos, TX	475	97.7%	312	64.2%	486	486	99.2%	2.9%	3.5%
18.	The Centre-Kalamazoo, MI	270	38.8%	280	40.2%	696	700	98.3%	3.4%	3.4%
19.	Vista del Sol-Tempe, AZ	967	52.7%	1,711	93.2%	1,836	1,866	95.4%	3.1%	3.4%
20.	The Club-Athens, GA	293	61.7%	122	25.7%	475	480	97.7%	2.9%	3.2%
21.	Barrett Honors College-Tempe, AZ	515	30.7%	631	37.7%	1,675	1,721	95.1%	TBD	3.2%
22.	River Club Apartments-Athens, GA	278	35.5%	176	22.5%	782	792	96.0%	2.9%	3.2%
23.	Villas at Chestnut Ridge-Amherst, NY	258	47.4%	309	56.8%	544	552	99.3%	3.1%	3.1%
24.	Sunnyside Commons-Morgantown, WV	149	92.5%	122	75.8%	161	161	98.8%	3.0%	3.0%
25.	Entrada Real-Tucson, AZ	187	51.5%	235	64.7%	363	363	99.7%	2.9%	3.0%
26.	The Village at Blacksburg-Blacksburg, VA	956	91.2%	977	93.2%	1,048	1,056	99.4%	3.0%	3.0%
27.	Campus Trails-Starkville, MS	145	30.7%	135	28.5%	473	480	99.0%	3.0%	3.0%
28.	The Edge-Orlando, FL	333	36.2%	104	11.3%	919	930	99.1%	2.9%	3.0%
	Subtotal-Projected Rental Rate Growth Above 3%	**10,576**	**54.0%**	**10,160**	**51.9%**	**19,587**	**19,847**	**97.0%**	**3.7%**	**3.9%**

[1] As of February 12, 2010 for current year and February 13, 2009 for prior year.
[2] Rentable beds exclude beds needed for on-site staff.
[3] As of September 30, 2009.
[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

10

2010/2011 Leasing Status, continued

Properties with Projected Rental Rate Growth Between 0% and 2.99%

		Current Year		Prior Year						
		Leases [1]	Rentable Beds	Leases [1]	Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates										
1.	University Place-Charlottesville, VA	77	15.2%	54	10.7%	505	528	88.8%	3.0%	2.9%
2.	Stone Gate-Harrisonburg, VA	656	98.4%	649	97.3%	667	672	98.5%	3.0%	2.8%
3.	Campus Way-Tuscaloosa, AL	278	41.3%	391	58.1%	673	684	99.0%	2.7%	2.8%
4.	University Centre-Newark, NJ	303	36.8%	284	34.5%	824	838	89.7%	2.2%	2.7%
5.	City Parc at Fry Street-Denton, TX	135	32.9%	261	63.7%	410	418	97.8%	2.6%	2.6%
6.	The Village at Science Drive-Orlando, FL	217	30.0%	307	42.5%	723	732	99.5%	2.5%	2.6%
7.	The Village on Sixth Avenue-Huntington, WV	139	18.6%	150	20.0%	749	752	96.5%	2.6%	2.6%
8.	University Gables-Murfreesboro, TN	100	15.6%	91	14.2%	641	648	95.2%	2.6%	2.6%
9.	Royal Lexington-Lexington, KY	88	24.2%	153	42.0%	364	364	95.9%	2.5%	2.5%
10.	University Village at Sweethome-Amherst, NY	188	23.0%	183	22.4%	816	828	99.8%	2.7%	2.5%
11.	Aggie Station-Bryan, TX	257	57.9%	238	53.6%	444	450	99.8%	2.5%	2.5%
12.	Olde Towne University Square-Toledo, OH	329	60.1%	269	49.2%	547	550	96.5%	2.6%	2.4%
13.	Hawks Landing-Oxford, OH	476	98.8%	219	44.2%	482	484	83.5%	0.8%	2.4%
14.	University Pointe-Lubbock, TX	394	58.5%	338	50.1%	674	682	98.4%	2.4%	2.4%
15-16.	University Club Townhomes-Tallahassee, FL	333	45.4%	375	51.2%	733	736	98.6%	2.4%	2.3%
17.	Campus Walk Oxford-Oxford, MS	57	13.4%	90	21.2%	424	432	92.6%	2.3%	2.3%
18.	River Walk Townhomes-Athens, GA	193	57.4%	93	27.7%	336	336	98.5%	2.2%	2.3%
19.	University Village (Temple)-Philadelphia, PA	232	31.9%	272	37.4%	727	749	98.7%	2.2%	2.1%
20-22.	University Village-Tallahassee, FL	407	57.0%	375	52.5%	714	716	99.2%	2.0%	2.1%
23.	Raider's Pass-Lubbock, TX	299	36.6%	273	33.4%	817	828	99.0%	2.1%	2.1%
24.	Raider's Crossing-Murfreesboro, TN	51	18.5%	108	39.1%	276	276	97.5%	2.1%	2.1%
25.	Campus Club-Statesboro, GA	213	21.8%	291	29.8%	975	984	95.5%	2.0%	2.0%
26.	Southview-Harrisonburg, VA	802	84.2%	859	90.2%	952	960	96.5%	2.3%	1.9%
27-28.	College Club Townhomes-Tallahassee, FL	129	23.9%	100	18.5%	540	544	98.5%	1.7%	1.9%
29.	The Woods at Greenland-Murfreesboro, TN	57	20.7%	99	35.9%	276	276	96.0%	1.8%	1.8%
30.	Cambridge at Southern-Statesboro, GA	129	23.1%	155	27.7%	559	564	95.9%	1.7%	1.7%
31.	Royal Village-Gainesville, FL	213	47.5%	350	78.1%	448	448	97.8%	1.5%	1.7%
32.	The Village at Alafaya Club-Orlando, FL	201	24.2%	257	31.0%	829	839	98.9%	1.7%	1.7%
33.	University Pines-Statesboro, GA	82	14.9%	119	21.6%	552	552	97.3%	1.7%	1.7%
34.	Northgate Lakes-Orlando, FL	320	45.1%	431	60.7%	710	710	98.2%	1.4%	1.5%
35-37.	The Summit & Jacob Heights-Mankato, MN	463	50.1%	308	33.3%	925	930	90.0%	1.8%	1.4%
38.	GrandMarc-Seven Corners-Minneapolis, MN	368	85.2%	108	25.0%	432	440	108.2%	3.0%	1.4%
39.	Tower at 3rd-Champaign, IL	197	52.8%	195	66.6% (5)	373 (5)	375 (5)	99.0% (5)	1.2%	1.3%
40.	Campus Ridge-Johnson City, TN	61	11.7%	92	17.6%	523	528	90.2%	1.2%	1.2%
41.	Peninsular Place-Ypsilanti, MI	86	18.4%	40	8.5%	468	478	93.9%	1.8%	1.3%
42.	Newtown Crossing-Lexington, KY	360	38.2%	436	46.3%	942	942	88.6%	1.0%	0.9%
43-44.	Willowtree Apartments and Tower-Ann Arbor, MI	61	7.2%	97	11.5%	843	851	83.9%	0.7%	0.7%
45.	University Village Fresno-Fresno, CA	117	29.5%	185	46.7%	396	406	98.8%	0.4%	0.2%
46.	The Estates-Gainesville, FL	302	23.1%	352	33.9%	1038	1044	97.1%	-0.2%	0.2%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**9,370**	**38.5%**	**9,641**	**39.8%** (5)	**24,327** (5)	**24,574** (5)	**95.8%** (5)	**1.9%**	**1.9%**
	Subtotal-Properties Increasing Rental Rates	**19,946**	**45.4%**	**19,801**	**45.2%** (5)	**43,914** (5)	**44,421** (5)	**96.4%** (5)	**2.7%**	**2.8%**

(1) As of February 12, 2010 for current year and February 13, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

(5) Rentable beds and design beds include an additional 80 beds that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

AMERICAN CAMPUS

11

2010/2011 Leasing Status, continued

Properties Reducing Rental Rates

	Current Year		Prior Year					
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Reducing Rental Rates									
1. The Commons-Harrisonburg, VA	400	76.3%	351	67.0%	524	528	84.3%	-0.3%	-0.3%
2. University Village Sacramento-Sacramento, CA	46	12.0%	43	11.3%	382	394	87.8%	-0.5%	-0.5%
3. Campus Walk Wilmington-Wilmington, NC	57	20.0%	68	23.9%	285	290	84.1%	-2.2%	-2.2%
4. University Club Apartments-Gainesville, FL	101	26.9%	171	45.5%	376	376	93.9%	-3.3%	-3.0%
5. Villas on Apache-Tempe, AZ	15	5.3%	14	4.9%	284	288	73.3%	14.6%	-3.8%
6. Lakeside-Athens, GA	278	36.0%	201	26.0%	773	776	92.1%	-4.4%	-4.1%
7. Aztec Corner-San Diego, CA	166	27.4%	602	99.3%	606	606	99.3%	TBD	-16.8%
Subtotal - Properties Reducing Rental Rates	**1,063**	**32.9%**	**1,450**	**44.9%**	**3,230**	**3,258**	**89.5%**	**-0.3%**	**-6.5%**
Total Same Store Portfolio	**21,009**	**44.6%**	**21,251**	**45.2%** [5]	**47,144** [5]	**47,679** [5]	**95.9%** [5]	**2.5%**	**2.2%**

(1) As of February 12, 2010 for current year and February 13, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

(5) Rentable beds and design beds include an additional 80 beds at Tower at 3rd that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2009 occupancy.

AMERICAN CAMPUS

12

Owned Development Update

(dollars in thousands)

PROJECTS IN PRE-DEVELOPMENT [(1)]

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State Univ. Phase IA - ACE	Boise, ID	Q2 2010	225	860	$ 42,500	August 2011
University of New Mexico Phase I - ACE	Albuquerque, NM	Q2 2010	200	864	42,140	August 2011
University of Texas at San Antonio	San Antonio, TX	Q2 2010	200	790	35,000	August 2011
ASU Component III - ACE [(2)]	Tempe, AZ	TBD	575	1,500	110,000	TBD
Carbondale Development [(3)]	Carbondale, IL	TBD	160	650	32,100	TBD
					$ 261,740	

ACE AWARDS [(4)]

Project	Location	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU - West Campus Phase I	Phoenix, AZ	600	TBD	August 2011
ASU - West Campus Phase II	Phoenix, AZ	TBD	TBD	TBD
Boise State University - Phase IB	Boise, ID	140	$7,500	August 2012
Boise State University - Phase II	Boise, ID	1,000	TBD	TBD
Portland State University	Portland, OR	980	$80,000	August 2012
Northern Arizona University	Flagstaff, AZ	1,450	$84,000	August 2012
University of New Mexico Phase II	Albuquerque, NM	600	TBD	TBD

DISCONTINUED ACE AWARDS [(5)]

Project	Location
Washington State University Phases I & II	Pullman, WA

(1) Does not include 4 undeveloped land parcels in 4 university markets totaling $18.9 million as of December 31, 2009.

(2) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

(3) Commencement of this project is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(4) ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities and commencement is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(5) During the fourth quarter 2009, negotiations with Washington State University regarding a potential ACE project were discontinued, as the company and the University were unable to agree on mutually acceptable business terms. As a result, the company charged approximately $130,000 of costs incurred for the potential project to expense during the fourth quarter 2009.

AMERICAN CAMPUS

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Third-Party Development Update

(dollars in thousands)

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Three Months Ended December 31, $ Change	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, $ Change
Development services revenue	$ 1,317	$ 1,024	$ 293	$ 5,015	$ 7,922	$ (2,907)
% of total revenue	1.6%	1.3%		1.6%	3.4%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees [1]	Fees Earned to Date [2]	Remaining Fees [3]	Scheduled Completion
Hampton Roads Military Housing	Norfolk, VA	United States Navy	1,190	2,367	$ 3,542	$ 3,195	$ 347	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California - Irvine	720	1,763	7,570	6,175	1,395	August 2010
Cleveland State University [4]	Cleveland, OH	Cleveland State University	163	600	2,535	1,500	1,035	August 2010/2011
					$ 13,647	$ 10,870	$ 2,777	

AWARDED PROJECTS [5]

Project	Location	Anticipated Commencement [6]	Estimated Fees [5]
CUNY - Staten Island	Staten Island, NY	Q2/Q3 2010	$ 3,250
Edinboro University - Phase II	Edinboro, PA	Q2/Q3 2010	1,900
Univ. of California, Irvine - Future Phases [7]	Irvine, CA	TBD	TBD

(1) Does not include incentive fees that might be earned as a result of sharing in cost savings on the project. Such fees are recognized as revenue when the project is complete and performance has been agreed upon by all parties or verified by an independent third party.

(2) Contractual fees are shown net of costs incurred to complete the project.

(3) As of December 31, 2009.

(4) The Company executed a Development Agreement with the University and commenced construction on this project during the third quarter 2009. The University obtained permanent external financing in December 2009 in the form of project-based tax exempt revenue bonds. The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.

(5) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets.

(6) Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

(7) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

AMERICAN CAMPUS

14

Management Services Update

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,		
	2009	2008	$ Change	2009	2008	$ Change
Management services revenue	$ 2,219	$ 2,393	$ (174)	$ 8,795	$ 6,578	$ 2,217
% of total revenue	2.7%	3.1%		2.8%	2.8%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approx. Beds	Stabilized Annual Fees	Actual or Anticipated Commencement
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	$ 500	January 2010
Bayside Village	Portland, Maine	Several Local Schools	400	80	February 2010
University of California, Irvine - Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State Phase II (1)	Cleveland, OH	Cleveland State University	550	80 (2)	August 2010
IPFW Phase 3	Fort Wayne, IN	Indiana University-Purdue University Fort Wayne	450	50 (2)	August 2010
CUNY - Staten Island (1)	Staten Island, NY	City University of New York	600	275	August 2011
				$ 1,815	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	2009 Fee Contribution Prior to Termination	Discontinued As Of
University Courtyard	Tallahassee, FL	Florida A&M University	380	$ 13	February 2009
Orchard Trails / Enclave II	Orono, ME / Bowling Green, OH	University of Maine / Bowling Green State University	1,100	44	April 2009
Scott Village / Residence Hall (3)	Omaha, NE	University of Nebraska, Omaha	630	167	June 2009
Commons on Oak Tree (4)	Norman, OK	University of Oklahoma, Norman	254	111	November 2009
The Arboretum	Kalamazoo, MI	Western Michigan University	380	150	December 2009
				$ 485	

(1) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

(2) Fee amount is a net increase as this facility will replace other housing, which will be demolished or will be an incremental increase in beds.

(3) This management contract was assumed from GMH and its discontinuation was anticipated at the time of the merger.

(4) This property was owned by one of the Fidelity Joint Ventures and the management contract was terminated in conjunction with the sale of the property in November 2009.

AMERICAN CAMPUS

15

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(212) 449-6935 / (212) 449-6237	m_ko@ml.com / andrew_ryu@ml.com
David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citi.com / michael.bilerman@citi.com
John Perry / Conor Fennerty	Deutsche Bank Securities, Inc.	(212) 250-4912 / (212) 250-1576	john.perry@db.com / conor.fennerty@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Steve Sakwa / Dave Bragg	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / dbragg@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Michael Levy	Macquarie Research	(212) 231-2626	michael.levy@macquarie.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum / Dustin Pizzo	UBS Investment Research	(212) 713-2484 / (212) 713-4847	ross.nussbaum@ubs.com / dustin.pizzo@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041







AMERICAN CAMPUS

16

Forward Looking Statements In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.